UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January, 2004
Date of Report (Date of earliest event reported)

CANADIAN DERIVATIVES CLEARING CORPORATION
(Exact name of registrant as specified in its charter)

Ontario, Canada
(State or other jurisdiction of Incorporation)

2-69458
(Commission File Number)

N.A.
(IRS Employer Identification No.)

65 Queen St. West, Suite 700, Toronto, Ontario, Canada
M5H 2M5
(Address of principal executive offices)
(Zip Code)

2-69458
Registrant's telephone number, including area code

N.A.
(Former name or former address, if changed since last report.)













Item 7.	Financial Statement and Exhibits.
(c)	Exhibits	Page
1.	List of Canadian Derivatives Clearing Corporation securities classes listed on the Montreal Exchange as of January 31, 2004.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

By:	/s/Michel Favreau
	Name: 	Michel Favreau
	Title:	Senior Vice President and
		Chief Clearing Officer
Date:	February 2, 2004